Supplement dated December 16, 2014 to Prospectuses dated May 1, 2014 for:

• MassMutual Artistry • MassMutual EvolutionSM • MassMutual Transitions SelectSM • MassMutual Transitions® • Panorama Premier

Supplement dated December 16, 2014 to the Prospectus for:

• Panorama Passage® dated May 1, 2012

This supplement provides important updates to the investment choices available through your contract. Please read it carefully and keep it with your current prospectus for future reference.

Changes to MML PIMCO Total Return Fund

Effective December 16, 2014:

•	the name of the MML PIMCO Total Return Fund (the “Fund”) will be changed to the MML Total Return Bond Fund,

•	Metropolitan West Asset Management, LLC will replace Pacific Investment Management Company LLC as sub-adviser to the Fund,

•	the Annual Fund Operating Expenses for the Fund are replaced with the following:

	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Annual Fund Operating Expenses
MML Total Return Bond Fund (Service Class I)	0.50%	0.19%	0.25%	—	0.94%[1]

1.	MML Investment Advisers, LLC has contractually agreed to (i) waive 0.05% of the management fees of the Fund and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as for example, organizational expenses and shareholder meeting expenses) through April 30, 2016. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Investment Advisers, LLC. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.85%.

If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your contract, please contact your registered representative or call our Customer Service Center at (800) 272-2216, (Monday through Friday between 8:00 AM and 8:00 PM Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at (800) 272-2216 (Monday through Friday between 8:00 AM and 8:00 PM Eastern Time).

December 16, 2014	PS14 02